ITEM 405 REG S-K

Section 16(a) of the Securities Exchange Act of 1934 requires the Fund’s directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Fund with the Securities and Exchange Commission and to furnish the Fund with copies of such reports. To the best of the Fund’s knowledge, all of the Fund’s directors and executive officers complied with the filings required under Section 16(a) during the 2025 fiscal year, except that Tina Jones, a Board of Director of the Fund, submitted Form 3 after its respective due date as a result of the impact of the U.S. federal government shutdown during the 4th quarter of 2025.